                                                                    EXHIBIT 99.1

[ENSTAR LOGO]                                                     Press Release

Date:          August  9, 2004                    Contact:     Amy M. Dunaway
For Release:   Immediately                        Telephone:   (334) 834-5483

              THE ENSTAR GROUP, INC. REPORTS SECOND QUARTER RESULTS

         Montgomery, Alabama - August 9, 2004. The Enstar Group, Inc. ("Enstar" or the "Company") (Nasdaq:ESGR) today reported its earnings and financial position for the quarter ended June 30, 2004.

         Enstar reported net income of $703,000 and $1,801,000, or $.12 and $.31 per diluted share, for the three and six month periods ended June 30, 2004, compared to $2,103,000 and $2,172,000 million, or $.36 and $.37 per diluted share, for the same periods last year. The decreases in net income for the three and six month periods ended June 30, 2004, compared to the same periods in the prior year were primarily attributable to changes in the earnings of Castlewood Holdings Limited and B.H. Acquisition Limited, Enstar's partially owned equity affiliates, and to the absence in 2004 of earnings from B-Line LLC, due to its sale in 2003. Increased earnings from Enstar's interest in JCF CFN LLC partially offset the decreases from Enstar's interests in its other partially owned equity affiliates.

          The Company's total assets were $154,928,000 at June 30, 2004, consisting primarily of $66,462,000 in cash, cash equivalents and certificates of deposit and $87,795,000 in ownership of operating businesses. Total assets were $152,449,000 at December 31, 2003. Shareholders' equity was $137,981,000 at June 30, 2004, up from $134,483,000 at December 31, 2003.

          Enstar continues to actively search for additional operating businesses that meet its acquisition criteria. The worldwide search is principally focused on the financial services industry.


                             THE ENSTAR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                           June 30,        Dec. 31,
                                                             2004            2003
                                                           --------        --------
                                                            (dollars in thousands)
                                                                  (unaudited)
Total assets                                               $154,928        $152,449
                                                           ========        ========

Total liabilities                                          $  6,745        $  6,517
Minority interest                                            10,202          11,449
Total shareholders' equity                                  137,981         134,483
                                                           --------        --------
Total liabilities and shareholders' equity                 $154,928        $152,449
                                                           ========        ========

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                             THE ENSTAR GROUP, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                                Three Months Ended June 30,
                                                               -----------------------------
                                                                  2004               2003
                                                               ----------         ----------
                                                               (dollars in thousands, except
                                                                        per share data)
                                                                         (unaudited)
Interest income                                                $      201         $      242
Earnings of partially owned equity affiliates                       1,980              3,360
Other income                                                          198                183
General and administrative expenses                                  (780)              (823)
                                                               ----------         ----------
Income before income taxes and minority interest                    1,599              2,962
Income taxes                                                         (450)              (740)
                                                               ----------         ----------
Income before minority interest                                     1,149              2,222
Minority interest                                                    (446)              (119)
                                                               ----------         ----------
Net income                                                     $      703         $    2,103
                                                               ==========         ==========
Comprehensive income                                           $      826         $    2,154
                                                               ==========         ==========

Weighted average shares outstanding - basic                     5,485,240          5,465,753
                                                               ==========         ==========
Weighted average shares outstanding - assuming dilution         5,778,593          5,887,048
                                                               ==========         ==========

Net income per common share - basic                            $      .13         $      .38
                                                               ==========         ==========
Net income per common share - assuming dilution                $      .12         $      .36
                                                               ==========         ==========


                                                                 Six Months Ended June 30,
                                                               -----------------------------
                                                                  2004               2003
                                                               ----------         ----------
                                                               (dollars in thousands, except
                                                                       per share data)
                                                                        (unaudited)
Interest income                                                $      378         $      479
Earnings of partially owned equity affiliates                       4,980              4,385
Other income                                                          298                283
General and administrative expenses                                (1,507)            (1,613)
                                                               ----------         ----------
Income before income taxes and minority interest                    4,149              3,534
Income taxes                                                       (1.279)            (1,243)
                                                               ----------         ----------
Income before minority interest                                     2,870              2,291
Minority interest                                                  (1,069)              (119)
                                                               ----------         ----------
Net income                                                     $    1,801         $    2,172
                                                               ==========         ==========
Comprehensive income                                           $    2,000         $    2,198
                                                               ==========         ==========

Weighted average shares outstanding - basic                     5,475,496          5,465,753
                                                               ==========         ==========
Weighted average shares outstanding - assuming dilution         5,773,744          5,864,585
                                                               ==========         ==========

Net income per common share - basic                            $      .33         $      .40
                                                               ==========         ==========
Net income per common share - assuming dilution                $      .31         $      .37
                                                               ==========         ==========

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         This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements contained in this press release are set forth in the Safe Harbor Compliance Statement for Forward-Looking Statements included as Exhibit 99.1 to Enstar's Form 10-K for the year ended December 31, 2003, and are hereby incorporated herein by reference.

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